UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 2)
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 3, 2024
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Effective on May 3, 2024 (the "Closing Date"), Burke & Herbert Financial Services Corp. ("Burke & Herbert"), a Virginia corporation, completed its previously announced merger with Summit Financial Group, Inc. ("Summit"), a West Virginia corporation, pursuant to the Agreement and Plan of Reorganization and accompanying Plan of Merger (the "Merger Agreement") dated August 24, 2023 between Burke & Herbert and Summit.

Pursuant to the Merger Agreement, on the Closing Date, (i) Summit merged with and into Burke & Herbert, with Burke & Herbert continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, Summit Community Bank, Inc., a West Virginia chartered bank and a wholly-owned subsidiary of Summit ("SCB"), merged with and into Burke & Herbert Bank & Trust Company, a Virginia chartered bank and a wholly-owned subsidiary of Burke & Herbert ("Burke & Herbert Bank"), with Burke & Herbert Bank as the surviving bank (the "Bank Merger").

On May 3, 2024, the Company filed a Current Report on Form 8-K, as amended by Amendment No. 1 thereto, reporting the completion of the Merger (the "Original Report"). This Amendment No. 2 is being filed with the Securities and Exchange Commission (the "Commission") solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 2 makes no other amendments to the Original Report.

The pro forma financial information included in this Amendment No. 2 has been presented for informational purposes only and does not purport to represent the actual results that Burke & Herbert and Summit would have achieved had the companies been combined during the periods presented, and is not intended to project any future results of operations for the combined company.

Item 9.01 - Financial Statements and Exhibits.

(a)    Financial Statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Summit as of and for the years ended December 31, 2023, and 2022, including the independent auditor's report, are not required to be filed again by this Current Report on Form 8-K, because substantially the same information was previously incorporated by reference in the Company's Registration Statement on Form S-4 ("Registration Statement"), originally filed with the Commission on September 29, 2023, as amended (File No. 333-274810), including Summit's Annual Report on Form 10-K filed with the Commission on March 12, 2024, on Form 10-K (File No. 000-16587). The unaudited consolidated balance sheets of Summit as of March 31, 2024, and the unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2024, and 2023 are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a).

(b)    Pro Forma financial information

The unaudited pro forma condensed consolidated combined financial information as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023, is filed herewith as Exhibit 99.2 and is incorporated by reference into this item 9.01(b).

(c)    Shell company transactions. None.

(d)    Exhibits.

Exhibit No.	Description
99.1
Unaudited consolidated balance sheets of Summit as of March 31, 2024, and the unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2024, and 2023 (incorporated by reference to the Quarterly report on Form 10-Q for the quarterly period ended March 31, 2024, by Summit filed on May 2, 2024 (File No. 000-16587))

99.2*	Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized on this 10th day of July, 2024.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO